                                                                    Exhibit 10.1

                              CHEAP TICKETS, INC.

                             1997 STOCK OPTION PLAN

     1.  Purposes of the Plan.  The purposes of this Stock Option Plan are to
         --------------------
attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company's business. Options granted under the Plan may be Incentive Stock Options or Non-Qualified Stock Options, as determined by the Administrator at the time of grant.

     2.  Definitions.  As used herein, the following definitions shall apply:
         -----------

          (a) "Administrator" means the Board or any of the Committees appointed
               -------------
to administer the Plan.

          (b) "Applicable Laws" means the legal requirements relating to the
               ---------------
administration of stock option plans, if any, under applicable provisions of federal securities laws, California, Delaware and Hawaii corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to Options granted to residents therein.

          (c) "Board" means the Board of Directors of the Company.
               -----

          (d) "Code" means the Internal Revenue Code of 1986, as amended.
               ----

          (e) "Committee" means any committee appointed by the Board to
               ---------
administer the Plan.

          (f) "Common Stock" means the common stock of the Company.
               ------------

          (g) "Company" means Cheap Tickets, Inc, a Hawaii corporation.
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          (h) "Consultant" means any person who is engaged by the Company or any
               ----------
Related Entity to render consulting or advisory services as an independent contractor and is compensated for such services.

          (i) "Continuous Status as an Employee, Director or Consultant" means
               --------------------------------------------------------
that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant, is not interrupted or terminated. Continuous Status as an Employee, Director or Consultant shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers between locations of the Company or among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Option Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract.

          (j) "Corporate Transaction" means any of the following shareholder-
               ---------------------
approved transactions to which the Company is a party:

              (i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

              (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company (including the capital stock of the Company's subsidiary corporations) in connection with the complete liquidation or dissolution of the Company; or

              (iii) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger.

          (k) "Director" means a member of the Board.
               --------

          (l) "Employee" means any person, including an Officer or Director, who
               --------
is an employee of the Company or any Related Entity. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

          (m) "Exchange Act" means the Securities Exchange Act of 1934, as
               ------------
amended.

          (n) "Fair Market Value" means, as of any date, the value of Common
               -----------------
Stock determined as follows:

              (i) Where there exists a public market for the Common Stock, the Fair Market Value shall be (A) the closing price for a Share for the last market trading day prior to the time of the determination (or, if no closing price was reported on that date, on the last trading date on which a closing price was reported) on the stock exchange determined by the Administrator to be the primary market for the Common Stock or the Nasdaq National Market, whichever is applicable or (B) if the Common Stock is not traded on any such exchange or national market system, the average of the closing bid and asked prices of a Share on the Nasdaq Small Cap Market for the day prior to the time of the determination (or, if no such prices were reported on that date, on the last date on which such prices were reported), in each case, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

              (ii) In the absence of an established market of the type described in (i), above, for the Common Stock, the Fair Market Value thereof shall be determined by the Administrator in good faith and in a manner consistent with
Section 260.140.50 of Title 10 of the California Code of Regulations.

          (o) "Incentive Stock Option" means an Option intended to qualify as an
               ----------------------
incentive stock option within the meaning of Section 422 of the Code.

          (p) "Non-Qualified Stock Option" means an Option not intended to
               --------------------------
qualify as an Incentive Stock Option.

          (q) "Officer" means a person who is an officer of the Company within
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the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (r) "Option" means a stock option granted pursuant to the Plan.
               ------

          (s) "Option Agreement" means the written agreement evidencing the
               ----------------
grant of an Option executed by the Company and the Optionee, including any amendments thereto.

          (t) "Optioned Stock" means the Common Stock subject to an Option.
               --------------

          (u) "Optionee" means an Employee, Director or Consultant who receives
               --------
an Option under the Plan.

          (v) "Parent" means a "parent corporation," whether now or hereafter
               ------
existing, as defined in Section 424(e) of the Code.

          (w) "Plan" means this 1997 Stock Option Plan.
               ----

          (x) "Registration Date" means the closing of the first sale of Common
               -----------------
Stock to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended.

          (y) "Related Entity" means any Parent, Subsidiary and any business,
               --------------
corporation, partnership, limited liability company or other entity in which the Company, a Parent or a Subsidiary holds a significant ownership interest, directly or indirectly.

          (z) "Share" means a share of the Common Stock.
               -----

          (aa) "Subsidiary" means a "subsidiary corporation", whether now or
                ----------
hereafter existing, as defined in Section 424(f) of the Code.

     3.  Stock Subject to the Plan.
         -------------------------

          (a) Subject to the provisions of Section 11(a), below, the maximum aggregate number of Shares which may be optioned and sold under the Plan is one hundred forty thousand four hundred (140,400) Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

          (b) If an Option expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option exchange program, or if any unissued

Shares are retained by the Company upon exercise of an Option in order to satisfy the exercise price for such Option or any withholding taxes due with respect to such Option, such unissued or retained Shares shall become available for future grant under the Plan (unless the Plan has terminated). Shares that actually have been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if unvested Shares are forfeited, or repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

     4.  Administration of the Plan.
         --------------------------

          (a)  Plan Administrator.  With respect to grants of Options to
               ------------------
Employees, Directors, Officers or Consultants, the Plan shall be administered by
(A) the Board or (B) a Committee (or a subcommittee of the Committee) designated by the Board, which Committee shall be constituted in such a manner as to satisfy Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

          (b) Multiple Administrative Bodies.  The Plan may be administered by
              ------------------------------
different bodies with respect to Directors, Officers, Consultants and Employees who are neither Directors nor Officers.

          (c) Powers of the Administrator.  Subject to Applicable Laws and the
              ---------------------------
provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:

               (i) to select the Employees, Directors and Consultants to whom Options may be granted from time to time hereunder;

               (ii) to determine whether and to what extent Options are granted hereunder;

               (iii) to determine the number of Shares to be covered by each Option granted hereunder;

               (iv) to approve forms of Option Agreement for use under the Plan;

               (v) to determine the terms and conditions of any Option granted hereunder;

               (vi) to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions and to afford Optionees favorable treatment under such laws; provided, however, that no Option shall be granted under any such additional terms, conditions, rules or procedures with terms or conditions which are inconsistent with the provisions of the Plan;

              (vii) to amend the terms of any outstanding Option granted under the Plan, including a reduction in the exercise price of any Option to reflect a reduction in the Fair Market Value of the Common Stock since the grant date of the Option, provided that any amendment that would adversely affect the Optionee's rights under an outstanding Option shall not be made without the Optionee's written consent;

              (viii) to construe and interpret the terms of the Plan and Options granted pursuant to the Plan; and

              (ix) to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

        (d) Effect of Administrator's Decision.  All decisions, determinations
            ----------------------------------
and interpretations of the Administrator shall be conclusive and binding on all persons.

     5.  Eligibility.  Non-Qualified Stock Options may be granted to Employees,
         -----------
Directors and Consultants. Incentive Stock Options may be granted only to Employees of the Company, a Parent or a Subsidiary. An Employee, Director or Consultant who has been granted an Option may, if otherwise eligible, be granted additional Options. Options may be granted to such Employees, Directors or Consultants who are residing in foreign jurisdictions as the Administrator may determine from time to time.

     6.  Terms and Conditions of Options.
         -------------------------------

          (a) Designation of Options.  Each Option shall be designated as either
              ----------------------
an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by an Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options, to the extent of the Shares covered thereby in excess of the foregoing limitation, shall be treated as Non-Qualified Stock Options. For this purpose, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the date the Option with respect to such Shares is granted.

          (b) Conditions of Option.  Subject to the terms of the Plan, the
              --------------------
Administrator shall determine the provisions, terms, and conditions of each Option including, but not limited to, the Option vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, and satisfaction of any performance criteria. The performance criteria established by the Administrator may be based on any one of, or combination of, increase in share price, earnings per share, total shareholder return, return on equity, return on assets, return on investment, net operating income, cash flow, revenue, economic value added, personal management objectives, or other measure of performance selected by the Administrator. Partial achievement of the specified criteria may result in vesting corresponding to the degree of achievement as specified in the Option Agreement.

          (d) Term of Option.  The term of each Option shall be the term stated
              --------------
in the Option Agreement, provided, however, that the term shall be no more than ten (10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

          (e) Non-Transferability of Options.  Options may not be sold, pledged,
              ------------------------------
assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

          (f) Time of Granting Options.  The date of grant of an Option shall
              ------------------------
for all purposes, be the date on which the Administrator makes the determination to grant such Option, or such other date as is determined by the Administrator. Notice of the grant determination shall be given to each Employee, Director or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

     7.  Option Exercise Price, Consideration, Taxes and Reload Options.
         --------------------------------------------------------------

          (a) Exercise Price.  The exercise price for an Option shall be as
              --------------
follows:

               (i) In the case of an Incentive Stock Option:

                    (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.

                    (B) granted to any Employee other than an Employee described in the preceding paragraph, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

               (ii) In the case of a Non-Qualified Stock Option:

                    (A) granted to a person who, at the time of the grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.

                    (B) granted to any person other than a person described in the preceding paragraph, the per Share exercise price shall be not less than eighty-five percent (85%) of the Fair Market Value per Share on the date of grant.

          (b) Consideration.  Subject to Applicable Laws, the consideration to
              -------------
be paid for the Shares to be issued upon exercise of an Option including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following:

               (i)  cash;

               (ii)  check;

               (iii) delivery of Optionee's promissory note with such recourse, interest, security, and redemption provisions as the Administrator determines as appropriate;

               (iv) if the exercise occurs on or after the Registration Date, surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require (including withholding of Shares otherwise deliverable upon exercise of the Option) which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Option shall be exercised (but only to the extent that such exercise of the Option would not result in an accounting compensation charge with respect to the Shares used to pay the exercise price unless otherwise determined by the Administrator);

               (v) if the exercise occurs on or after the Registration Date, delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price; or

               (vi) any combination of the foregoing methods of payment.

          (c) Taxes.  No Shares shall be delivered under the Plan to any
              -----
Optionee or other person until such Optionee or other person has made arrangements acceptable to the Administrator for the satisfaction of any foreign, federal, state, or local income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares or the disqualifying disposition of Shares received on exercise of an Incentive Stock Option. Upon exercise of an Option the Company shall withhold or collect from Optionee an amount sufficient to satisfy such tax obligations.

     8.  Exercise of Option.
         ------------------

          (a) Procedure for Exercise: Rights as a Shareholder.
              -----------------------------------------------

               (i) Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator under the terms of the Plan and specified in the Option Agreement but in no case at a rate of less than 20% per year over five (5) years from the date the Option is granted, subject to reasonable conditions such as continued employment. However, in the case of an Option granted to an Officer, Director or Consultant, the Option Agreement may provide that the Option may become fully exercisable, subject to reasonable conditions such as continued employment, at any time or during any period established in the Option Agreement.

               (ii) An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to Optioned Stock, notwithstanding the exercise of an Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in the Option Agreement or Section 11(a), below.

          (b) Exercise of Option Following Termination of Employment, Director
              ----------------------------------------------------------------
or Consulting Relationship.  In the event of termination of an Optionee's
--------------------------
Continuous Status as an Employee, Director or Consultant for any reason other than disability or death (but not in the event of an Optionee's change of status from Employee to Consultant or from Consultant to Employee), such Optionee may, but only within three (3) months after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent that the Optionee was entitled to exercise it at the date of such termination or to such other extent as may be determined by the Administrator. The Optionee's Option Agreement may provide that upon the event of termination of the Optionee's Continuous Status as an Employee, Director or Consultant for "Cause," the Optionee's right to exercise the Option shall terminate concurrently with the termination of Optionee's Continuous Status as an Employee, Director or Consultant. The term "Cause" shall be as defined in the Option Agreement. If the Optionee should die within three (3) months after the date of such termination, the Optionee's estate or the person who acquired the right to exercise the Option by bequest or inheritance may exercise the Option to the extent that the Optionee was entitled to exercise it at the date of such termination within twelve (12) months of the Optionee's date of death, but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement. In the event of an Optionee's change of status from Employee to Consultant, an Employee's Incentive Stock Option shall convert automatically to a Non-Qualified Stock Option on the day three (3) months and one day following such change of status. To the extent that the Optionee is not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

          (c) Disability of Optionee.  In the event of termination of an
              ----------------------
Optionee's Continuous Status as an Employee, Director or Consultant as a result of his or her disability, Optionee may, but only within twelve (12) months from the date of such termination (and in no event later than the expiration date of the term of such Option as set forth in the Option

Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination; provided, however, that if such disability is not a "disability" as such term is defined in Section 22(e)(3) of the Code, in the case of an Incentive Stock Option such Incentive Stock Option shall automatically convert to a Non-Qualified Stock Option on the day three (3) months and one day following such termination. To the extent that the Optionee is not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

          (d) Death of Optionee.  In the event of the death of an Optionee, the
              -----------------
Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate.

     9.  Conditions Upon Issuance of Shares.
         ----------------------------------

          (a) Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all Applicable Laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          (b) As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

     10.  Repurchase Rights.  If the provisions of an Option Agreement grant to
          -----------------
the Company the right to repurchase Shares upon termination of the Optionee's Continuous Status as an Employee, Director or Consultant, the Option Agreement shall provide that the repurchase price will be either:

          (a) Not less than the Fair Market Value of the Shares to be repurchased on the date of termination of the Optionee's Continuous Status as an Employee, Director or Consultant, and the right to repurchase must be exercised for cash or cancellation of purchase money indebtedness for the Shares within ninety (90) days of the termination of the Optionee's Continuous Status as an Employee, Director or Consultant (or in the case of Shares issued upon exercise of Options after the date of termination of the Optionee's Continuous Status as an Employee, Director or Consultant, within ninety (90) days after the date of the Option exercise), and the right terminates when the Company's securities become publicly traded; or

          (b) The original purchase price, provided that the right to repurchase at the original purchase price lapses at the rate of at least twenty percent (20%) of the Shares subject to the Option per year over five (5) years from the date the Option is granted (without respect to the date the Option was exercised or became exercisable), and the right to repurchase must be exercised for cash or cancellation of purchase money indebtedness for the Shares within ninety (90) days of termination of the Optionee's Continuous Status as an Employee, Director or Consultant (or in the case of Shares issued upon exercise of Options after the date of termination of the Optionee's Continuous Status as an Employee, Director or Consultant, within ninety (90) days after the date of the Option exercise).

          (c) In addition to the restrictions set forth in (a) and (b) above, the Shares held by an Officer, Director or Consultant may be subject to additional or greater restrictions.

     11.  Adjustments Upon Changes in Capitalization or Corporate Transaction.
          -------------------------------------------------------------------

          (a) Adjustments Upon Changes in Capitalization.  Subject to any
              ------------------------------------------
required action by the shareholders of the Company, the number of Shares covered by each outstanding Option, and the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other similar event resulting in an increase or decrease in the number of issued shares of Common Stock. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Option.

          (b) Corporate Transaction.  In the event of any Corporate Transaction,
              ---------------------
each Award which is at the time outstanding under the Plan shall automatically become fully vested and exercisable and be released from any restrictions on transfer and repurchase or forfeiture rights, upon shareholder approval of such Corporate Transaction, for all of the Shares at the time represented by such Award. To the extent it has not been previously exercised, each Option under the Plan will terminate immediately prior to the consummation of such proposed Corporate Transaction, unless the Option is assumed or an equivalent Option is substituted by the successor corporation or a Parent or Subsidiary of such successor corporation. For the purposes of this subsection, the Option shall be considered assumed or substituted for an equivalent Option if, following the Corporate Transaction, the Option confers the right to purchase with substantially equivalent provisions as the original Option, for each Share subject to the Option immediately prior to the Corporate Transaction, the consideration (whether stock, cash, or other securities or property) received in the Corporate Transaction by holders of Common Stock for each Share subject to the Option held on the effective date of the Corporate Transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Corporate Transaction was not solely common stock of the successor corporation or its Parent, the

Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise or exchange of the Option for each Share subject to the Option to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Corporate Transaction.

     12.  Term of Plan.  The Plan shall become effective upon the earlier to
          ------------
occur of its adoption by the Board or its approval by the shareholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated.

     13.  Amendment, Suspension or Termination of the Plan.
          ------------------------------------------------

          (a) The Board may at any time amend, suspend or terminate the Plan. To the extent necessary to comply with Applicable Laws, the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

          (b) No Option may be granted during any suspension of the Plan or after termination of the Plan.

          (c) Any amendment, suspension or termination of the Plan (including termination of the Plan under Section 12, above) shall not affect Options already granted, and such Options shall remain in full force and effect as if the Plan had not been amended, suspended or terminated, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

     14.  Reservation of Shares.
          ---------------------

          (a) The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

          (b) The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     15.  No Effect on Terms of Employment/Consulting Relationship.  The Plan
          --------------------------------------------------------
shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

     16.  Shareholder Approval.  Continuance of the Plan shall be subject to
          --------------------
approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under Applicable Laws. Any Option exercised before shareholder approval is obtained shall be rescinded if shareholder approval is not obtained within the time prescribed, and Shares issued on the exercise of any such Option shall not be counted in determining whether shareholder approval is obtained.

     17.  Information to Optionees.  The Company shall provide to each Optionee,
          ------------------------
during the period for which such Optionee has one or more Options outstanding, copies of financial statements at least annually.